Van Kampen Retirement Strategy Trust,
on behalf of each of its series,
Van Kampen 2050 Retirement Strategy Fund
Van Kampen 2045 Retirement Strategy Fund
Van Kampen 2040 Retirement Strategy Fund
Van Kampen 2035 Retirement Strategy Fund
Van Kampen 2030 Retirement Strategy Fund
Van Kampen 2025 Retirement Strategy Fund
Van Kampen 2020 Retirement Strategy Fund
Van Kampen 2015 Retirement Strategy Fund
Van Kampen 2010 Retirement Strategy Fund
Van Kampen In Retirement Strategy Fund
(each a ‘‘Fund” and collectively, the “Funds”)

Supplement dated January 11, 2010
to the
Prospectus dated December 30, 2009,
as previously supplemented on December 30, 2009

The Prospectus is hereby supplemented as follows:

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (‘‘Invesco”). The transaction (‘‘Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. In connection with the Transaction, on December 8, 2009, management of the Funds and management of Invesco proposed a reorganization (the ‘‘Reorganization”) of the Funds into corresponding funds of the AIM Balanced-Risk Retirement Funds advised by an affiliate of Invesco (the ‘‘Acquiring Funds”). While both the Funds and the corresponding AIM Balanced-Risk Retirement Funds are target maturity funds, the underlying investments, the asset allocation strategy and the glide path construction until retirement used for achieving the respective funds’ objectives do differ. The Board of Trustees of each Fund has approved the proposed Reorganization and the proposed Reorganization will be presented to shareholders of each Fund for approval at a special meeting of shareholders. If the proposed Reorganization is approved, shareholders of the Funds will receive shares of the corresponding Acquiring Funds in exchange for their shares of the Funds. It is expected that, if shareholders approve the proposed Reorganization, shareholders who hold their shares in taxable accounts will be subject to tax consequences in connection with the exchange of their Funds’ shares for the Acquiring Funds’ shares. Upon completion of each Reorganization, each Fund will dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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